UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

AMETEK, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12981	14-1682544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Cassatt Road, Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 647-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value (voting)	AME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of AMETEK, Inc. (the “Company”) was held on May 6, 2020. The following matters were voted on at the Annual Meeting and received the number of votes indicated:

1)	Election of Directors. The following nominees were elected to the Board of Directors for a term expiring in 2023:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Thomas A. Amato	193,358,224	2,234,693	140,712	10,258,427
Anthony J. Conti	193,747,629	1,845,783	140,217	10,258,427
Gretchen W. McClain	185,230,467	10,373,233	129,929	10,258,427

Of the remaining six Board members, Elizabeth R. Varet, Tod E. Carpenter and Dennis K. Williams terms expire in 2021 and Ruby R. Chandy, Steven W. Kohlhagen and David A. Zapico terms expire in 2022.

2)	Approval of the AMETEK, Inc. 2020 Omnibus Incentive Compensation Plan. The Stockholders voted and approved the AMETEK, Inc. 2020 Omnibus Incentive Compensation Plan, which was adopted by the Board of Directors on May 6, 2020. The result of the vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
187,624,989	6,713,688	1,394,952	10,258,427

3)	Advisory Approval of the Company’s Executive Compensation. The Stockholders approved, on an advisory (non-binding) basis, the compensation of certain executive officers. The result of the vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
183,259,494	9,188,368	3,285,767	10,258,427

4)	Ratification of Appointment of Independent Registered Public Accounting Firm. The Stockholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the year ending December 31, 2020. The result of the vote was as follows:

Votes For	Votes Against	Abstain
197,703,439	8,131,787	156,830

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMETEK, Inc.

May 7, 2020	By:	/s/ THOMAS M. MONTGOMERY
	Name:	Thomas M. Montgomery
	Title:	Senior Vice President - Comptroller